

NATIONAL HEALTH INVESTORS

December 2020 Investor Presentation

Safe Harbor Statement

These slides and the accompanying oral presentation by representatives of National Health Investors, Inc. contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2019 and under the heading “Risk Factors” in Item 1A in our Form 10-Q for the quarter ended September 30, 2020.

In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measure is included in this presentation. Credit ratings are provided by third parties (Moody’s, S&P Global and Fitch Ratings) and are subject to certain limitations and disclaimers. For more information on these ratings, refer to the rating agencies’ websites and other publications.

Unless otherwise noted, all amounts are as of or for the quarter ended September 30, 2020.



NHI NATIONAL HEALTH INVESTORS

Table of Contents

Executive Team



Eric Mendelsohn
President & CEO

- Appointed President & CEO in October 2015 after joining NHI as an EVP of Corporate Finance in December 2014
- Has more than 21 years of healthcare real estate and financing experience
- Previously with Emeritus Senior Living for 9 years



Kristi S. Gaines
Chief Credit Officer

- Appointed Chief Credit Officer in February 2010
- Joined NHI in 1998 as a Credit Analyst
- Expertise in underwriting, portfolio oversight and real estate finance



Kevin Pascoe
Chief Investment Officer

- Joined National Health Investors in June 2010
- Has over 17 years of healthcare real estate experience
- Previously Vice President with General Electric – Healthcare Financial Services



John Spaid
Chief Financial Officer

- Joined National Health Investors in March 2016
- Has over 30 years of experience in real estate, finance and senior housing
- Previously with Emeritus Senior Living as their SVP of Financial Planning and Analysis



David Travis
Chief Accounting Officer

- Joined National Health Investors in May 2020
- Has over 20 years of accounting and financial reporting experience
- Previously with MedEquities Realty Trust and Healthcare Realty Trust as Chief Accounting Officer

NHI NATIONAL HEALTH INVESTORS

Executive Summary

- National Health Investors ("NHI" or the "Company") is a publicly traded healthcare REIT that specializes in sale-leaseback, mortgage and mezzanine financing of need-driven and discretionary senior housing communities, including independent living, assisted living and memory care, skilled nursing facilities, medical office buildings and specialty hospitals
  - 242 properties in 34 states with 37 operating partners as of November 6, 2020
  - ~$3.7 billion of investments announced since 2009, with significant diversification by asset class and operator and reduction of government reimbursement exposure during this time period
  - Demonstrated access to a variety of public and private capital forms including equity capital in the form of equity follow-on offerings and an established ATM program, and debt capital in the form of bank credit facilities, mortgage debt, private placement notes and convertible notes
- Experienced management team with focused execution strategy
  - Diversify by asset, tenant and geography spread across the senior living acuity spectrum: discretionary, non-discretionary and skilled nursing
  - Partner with diverse set of operators with secondary market focus
  - Seek growth through our operating partner platform with non-brokered transactions and diversification through strategic partnerships (Discovery Senior Living and Life Care Services "LCS")
  - Deliver on our public, consistent, low leverage financial policies with a conservative capital structure and strong fixed-charge coverage ratio

Source: Company filings and supplemental materials as of 9/30/2020

NHI Company Overview

NHI Company Overview

NHI MAINTAINS A GROWING AND HIGH-QUALITY PREDOMINANTLY NNN PORTFOLIO

- **242** Total Properties [1]
- **~24.6K** Units
- **~$3.7B** Gross Assets
- **$300M** Revenue [2]
- **34** States
- **37** Operating Partners
- **1.69x** Lease Coverage [3]

GROWTH AND ASSET DIVERSIFICATION[1]

($ in millions)



2009
Other
Senior Housing - Need Driven
Senior Housing - Discretionary
Skilled Nursing
7%
16%
3%
74%
$64 Revenue 4
2014
Other
Senior Housing - Need Driven
Skilled Nursing
Senior Housing - Discretionary
8%
29%
41%
22%
$157 Revenue 4
9/30/20
Other
Senior Housing - Need Driven
Skilled Nursing
Senior Housing - Discretionary
4%
27%
32%
37%
$300 Revenue 2

Source: Company filings and supplemental materials as of 9/30/2020
[1] Property count is as of November 6, 2020
[2] Based on annualized cash revenue in place at 9/30/2020
[3] Based on trailing 12 months as of June 30, 2020; excludes loans & mortgages; excludes development and lease up properties in operation less than 24 months; excludes properties held for sale; includes pro forma cash rent for stabilized acquisitions in the portfolio less than 24 months
[4] Based on annual cash revenue

NHI NATIONAL HEALTH INVESTORS

Company Timeline

1991: NHI and National HealthCare Corporation ("NHC") separate into two independent public companies with transfer of real estate properties	**2006**: Announced agreement to end the use of 3rd party manager in preparation for self-managed status	**2007**: Announced NHI has elected to become a self-managed REIT with its own management team reporting directly to the board of directors	**2012**: Agreement with Bickford to combine ownership in real estate and operating assets of 10 stabilized ALFs and memory care centers	**2014**: Acquired 8 continuing care retirement communities (1,671 units) from Senior Living Communities for $476M	**2015**: Eric Mendelsohn appointed President & CEO
2016: Completed conversion of Bickford Senior Living portfolio containing 32 ALFs from a RIDEA structure to a NNN lease structure	**2018**: NHI entered into a lease amendment with Holiday Retirement, securing ~$66M in consideration and lease extension to 2035	**2019**: Entered into a $128M joint venture with Discovery Senior Living including 6 properties and a $6M loan with purchase option	**2019**: S&P and Fitch assigned NHI investment grade (IG) issuer credit ratings of 'BBB-' with Stable outlooks	**2020**: Entered into a $133M joint venture with LCS to purchase Timber Ridge, a class A CCRC, which included an embedded NNN lease	**2020**: Increased per share dividend by 5.0% (11th straight year of 5% or more growth); Moody's assigned 'Baa3' rating with Negative outlook

CONSISTENT GROWTH DRIVEN BY STRATEGIC INVESTMENTS

($ in millions)

Investment History



$89
$142
$100
$193
$752
$571
$310
$448
$214
$364
$329
$205[1]
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020 YTD
Existing Relationships
New Relationships

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 YTD
Proceeds from Equity Offerings	--	--	--	--	$283	$271	$49	$104	$122	$82	$96	$5
Total Properties[2]	108	118	127	134	168	183	189	205	218	232	238	242[3]

Source: Company filings and supplemental materials as of 9/30/2020
[1] Total excludes a $22.2 million development loan with 41 Management announced on 11/30/2020
[2] Includes properties under mortgages and other notes receivable; Excludes properties held for sale
[3] As of 11/6/2020

NHI NATIONAL HEALTH INVESTORS

Key Investment Highlights

Key Investment Highlights

- A Leading Healthcare Real Estate Portfolio with National Presence
- Relationships with Diverse Set of Healthcare Operators
- Diversified Portfolio of Healthcare Properties
- Triple-Net Focus Provides Revenue Stability
- Long-Term Lease Structures
- Disciplined Investment Strategy and Underwriting Approach
- Solid Industry Fundamentals and Stable Reimbursement Environment
- Conservative Approach to Capitalization
- Highly Experienced Management Team









NHI NATIONAL HEALTH INVESTORS

A Leading Healthcare Real Estate Portfolio with National Presence

GEOGRAPHIC DIVERSIFICATION WITH EMPHASIS ON ATTRACTIVE, GROWING MARKETS



AS OF NOVEMBER 6, 2020

162	SENIOR HOUSING
75	SKILLED NURSING
3	HOSPITAL
2	MEDICAL OFFICE

242	37	34
PROPERTIES	OPERATING PARTNERS	STATES

TOP 10 STATES [1]


% of Annualized Revenue
South Carolina
11%
Florida
10%
Texas
9%
Tennessee
6%
Washington
6%
Illinois
5%
California
5%
Arizona
4%
Oregon
4%
Michigan
3%

Source: Company filings and supplemental materials as of 9/30/2020

[1] Based on annualized cash revenue of $300.3 million in place at September 30, 2020

NATIONAL HEALTH INVESTORS

Relationships With Diverse Set of Healthcare Operators

	Properties / Units	% of Revenue[1]	Investment	Market Focus	Ownership
Senior Living Communities	11 / 2,316	16%	$574M	SHO	Private
Bickford	53 / 2,867	15%	$534M	SHO	Private
NHC National Healthcare Corporation	42 / 5,677	12%	$171M	SNF/SHO	Public
Holiday Retirement	26 / 3,073	11%	$531M	SHO	Private
Ensign Group	19 / 2,316	8%	$271M	SNF	Public
LCS	2 / 867	7%	$135M	SHO	Private
Discovery Senior Living	10 / 1,138	4%	$202M	SHO	Private
CHC Chancellor Health Care, LLC	12 / 757	3%	$151M	SHO	Private
HSM	6 / 780	3%	$67M	SNF	NFP
SLM Senior Living Management Corporation	12 / 837	3%	$58M	SHO	Private

Source: Company filings and supplemental materials as of 9/30/2020

[1] Based on annualized cash revenue of $300.3 million in place at 9/30/2020

Diversified Portfolio of Exceptional Healthcare Properties

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- $3.7 BILLION IN INVESTMENTS SINCE 2009
- 26 NEW RELATIONSHIPS FORMED SINCE 2009



PARTNERS[1]
12% OTHER REGIONAL
3% SMALL
12% NHC
8% ENSIGN
1% QUORUM
1% ACADIA
1% OTHER PUBLIC
11% HOLIDAY
7% LCS
16% SLC
15% BICKFORD
4% DISCOVERY
3% HSM
3% CHANCELLOR
3% SLM

Regional 56%	Small 3%
Public 23%	National Private Chain 18%



Annualized Cash Revenue 1
7% SENIOR LIVING CAMPUS
1%2 OTHER INCOME
27% SKILLED NURSING
3% HOSPITAL & MOB
13% INDEPENDENT LIVING
24% ENTRANCE FEE
25% ASSISTED LIVING

Sr. Hsng. Need-Driven 32%	Medical 30%
Sr. Hsng. Discretionary 37%	Other 1%

Source: Company filings and supplemental materials as of 9/30/2020
[1] Based on annualized cash revenue of $300.3 million in place at September 30, 2020
[2] Other income consists primarily of revenue from non-mortgage notes receivable

Triple Net Structure Provides Revenue Stability

REVENUE[1]


($ in millions)
4 Year CAGR 6.6%
$248
$279
$295
$312
$321
2016
2017
2018
2019
2020

ADJUSTED EBITDA[1,2]


($ in millions)
4 Year CAGR 4.9%
$254
$271
$282
$305
$308
2016
2017
2018
2019
2020

NFFO PAYOUT RATIO[3]


73.9%
71.8%
73.3%
76.4%
78.2%
2016
2017
2018
2019
2020

AFFO PAYOUT RATIO[3]


82.0%
80.0%
79.4%
82.4%
82.9%
2016
2017
2018
2019
2020

FAD PAYOUT RATIO[4]


82%
108%
86%
79%
73%
67%
NHI
PEAK
OHI
WELL
VTR
SBRA
2020 Dividend Δ
5.0%
0.0%
0.0%
(29.9%)
(43.2%)
(33.3%)

Source: Company filings and supplemental materials

Note: Revenue excludes escrow funds

[1] 2020 revenue and adjusted EBITDA reflect annualized Q3'20 results and are not indicative of our actual 2020 results

[2] Adjusted EBITDA includes the annualized impact of recent investments

[3] 2020 NFFO and AFFO payout ratios are based on 2020 results through September 30

[4] FAD reflects Q3 '20 Funds Available for Distribution defined as AFFO less recurring CapEx and excludes the impact of stock-based compensation

NHI NATIONAL HEALTH INVESTORS

Triple Net Structure Provides Revenue Stability

PEER BENCHMARKING – TRIPLE NET % OF Q3 2020 PORTFOLIO[1]



100%
100%
18%
82%
54%
46%
61%
39%
91%
9%
NHI
OHI
SBRA
WELL
VTR
PEAK
NOI % NNN
NOI % Other

TOTAL PORTFOLIO EBITDARM COVERAGE[2]



1.20x 1.13x
1.12x 1.10x
1.27x 1.17x
2.70x 2.86x
1.86x 2.15x
1.68x 1.69x
SHO
Need Driven
Discretionary
Medical
Medical excl. NHC
Total
Q2 2019
Q2 2020



Brightwater, Myrtle Beach, SC

Source: Company filings and supplemental materials as of 9/30/2020

[1] Based on annualized portfolio NOI as of 9/30/2020 and excludes land parcels, loans and developments

[2] Based on trailing 12 months; excludes loans & mortgages; excludes development and lease up properties in operation less than 24 months; excludes properties held for sale; includes pro forma cash rent for stabilized acquisitions in the portfolio less than 24 months

Long-Term Lease Structures

LEASE MATURITIES[1]

- PREDOMINANTLY NNN LEASE STRUCTURE
- TYPICAL 10-15 YEAR TERMS WITH RENEWAL OPTIONS AND ANNUAL ESCALATORS
- MAJORITY OF PROPERTIES CROSS-DEFAULTED AND CROSS-COLLATERALIZED

(Annualized Cash Rent; $ in millions)


$2
$2
$4
$15
$12
$3
$34
$16
$11
$71
$104

	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	Thereafter
Properties (#)	8	8	4	15	13	10	35	7	13	31	84
Lease Maturities ($)	$2.6	$2.1	$4.4	$15.1	$12.5	$2.8	$34.2	$16.2	$11.1	$70.7	$104.2
Purchase Options ($)	$2.3	$2.8	$3.5	--	--	$3.7	--	$5.2	$0.5	--	--
Potential Rev Loss ($)	$4.9	$4.9	$4.4[2]	$15.1	$12.5	$6.5	$34.2	$21.4	$11.1[2]	$70.7	$90.2[3]
% of Total Lease Revenue[4]	1.8%	1.8%	1.6%	5.5%	4.5%	2.3%	12.4%	7.8%	4.0%	25.6%	32.7%

Source: Company filings and supplemental materials as of 9/30/2020
[1] Excludes leases that auto renew
[2] Potential Rev Loss excludes duplicative revenue from purchase options in leases that mature in the same time period
[3] Potential Rev Loss excludes revenue from purchase options
[4] Represents % of annualized cash rental revenue of $275.9 million in place at September 30, 2020

NHI NATIONAL HEALTH INVESTORS

Disciplined Investment Strategy and Underwriting Approach

INVESTMENT STRATEGY

Emphasis on Triple-Net Investments with Geographic Diversification in Attractive Markets

- **Opportunistically pursue acquisitions and diversification**
  - Main focus will continue to be triple-net senior housing and skilled nursing; over the long-term, NHI will continue to consider other healthcare property types
  - Expect to diversify by asset, tenant and geography across the acuity spectrum: discretionary, non-discretionary and medical
- **Develop new tenant relationships**
  - Leverage management's extensive network of relationships to identify strong/growing operators
- **Capital source to underserved operators**
  - Leverage opportunity to be a capital source to healthcare operators which are not a focus of the largest healthcare REITs
- **Strategic capital improvements**
  - Continue to support operators by providing capital for a variety of purposes, including capital expenditures and modernization of facilities
- **Pursue strategic development opportunities**
  - Replace or renovate properties in existing portfolio and continue to identify, design, develop and construct new facilities
- **Conservative underwriting strategy**
  - Do not underwrite to future pro forma earnings and cash flows
  - Conservative lease escalators
  - Focus on transactions that are accretive today

Disciplined Investment Strategy and Underwriting Approach

RECENT LEASE ACTIVITY

($, in 000's)		Asset Type	Investment Type	Units/ Buildings[1]	Location	Initial	Total	Funded	Remaining
Q3 2020	41 Management	SHO	Lease	43/1	WI	7.50%	$12,300 [2]	$(12,300)	$ —
Q2 2020	Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)	—
Q1 2020	Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
	Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100 [3]	(15,100)	—
							$176,542	($176,542)	$ —
Q4 2019	41 Management	SHO	Lease	48/1	MN	7.23%	$9,340	($9,340)	$ —
Q3 2019	Bickford Senior Living	SHO	Lease	60/1	IL	8.00%	15,100 [3]	(15,100)	—
	Capella Living Solutions*	SHO	Lease	51/1	CO	7.25%	7,600	(7,600)	—
Q2 2019	Discovery Senior Living	SHO	JV	596/6	PA, MD, IN	6.50%	127,917	(127,917)	—
	Comfort Care Senior Living	SHO	Lease	133/2	MI	7.75%	24,300	(24,300)	—
Q1 2019	Holiday Retirement	SHO	Lease	232/1	FL	6.71%	38,000	(38,000)	—
	Wingate Healthcare*	SHO/SNF	Lease	267/1	MA	7.50%	52,200	(51,832)	368
							$274,457	($274,089)	$368

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT ACTIVITY [4]

Q2 2020	Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	$14,200	($1,553)	$12,647
	Watermark Retirement	SHO	Working Capital Note	420/2	CT	7.50%	5,000	—	5,000
Q1 2020	Timber Ridge OpCo	SHO	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
	Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
							$28,200	($5,553)	$22,647
Q4 2019	41 Management	SHO	Second Mortgage	43/1	WI	13.00%	$3,870	($3,870)	$ —
Q3 2019	Discovery Senior Living	SHO	Senior Mortgage	74/1	IN	7.00%	6,423	(6,423)	—
	Discovery Senior Living	SHO	Working Capital Note	N/A	N/A	6.50%	750	(750)	—
Q2 2019	Senior Living Communities	EFC	Senior Note	248/1	SC	7.25%	32,700	(32,700)	—
	41 Management*	SHO	Construction Loan	53/1	WI	8.50%	10,800	(8,532)	2,268
							$54,543	($52,275)	$2,268
Other Loan and Dev.	Life Care Services	EFC	Senior Note	446/1	AZ	7.25%	$118,800	($91,256)	$27,544
	Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(61,200)	—
	Bickford Senior Living	SHO	Construction Loan	183/3	MI, VA	9.00%	42,900	(29,458)	13,442
	Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(6,170)	5,830
	Ignite Medical Resorts*	SNF	Development Lease	144/1	WI	9.50%	25,350	(24,313)	1,037

Source: Company filings and supplemental materials as of September 30, 2020
* Indicates new operating relationship
[1] Building count excludes renovations
[2] Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from 41 Management
[3] Acquisition was partially funded with the cancellation of a $14 million construction loan due from Bickford
[4] Table excludes a $22.2 million development loan with 41 Management announced on 11/30/2020

NHI
NATIONAL HEALTH INVESTORS

Industry Fundamentals Supported By Demographics, Slowing Supply

NUMBER OF 75+, 85+ INDIVIDUALS



Population (M)
50
40
30
20
10
-
75+
85+
+75 8-year CAGR 3.8%
+75 10-year CAGR 3.5%
+85 8-year CAGR 1.8%
+85 10-year CAGR 4.7%
2017A
2019E
2021P
2023P
2025P
2027P
2029P
2031P
2033P
2035P

- *75+ growing at 3.8% through 2025 and 3.5% to 2035*
- *85+ growing at 1.8% through 2030 and 4.7% to 2035*

SENIOR HOUSING UNITS AND CONSTRUCTION VS. INVENTORY



Construction Units
80k
60k
40k
20k
-
Cons. vs. Inv.
8.0%
6.0%
4.0%
2.0%
0.0%
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10
3Q'10
1Q'11
3Q'11
1Q'12
3Q'12
1Q'13
3Q'13
1Q'14
3Q'14
1Q'15
3Q'15
1Q'16
3Q'16
1Q'17
3Q'17
1Q'18
3Q'18
1Q'19
3Q'19
1Q'20

- *After peaking in '17/'18 at 7.3%, construction vs. inventory fell to 5.2% in Q3 '20*
- *53k units under construction in 3Q20, lowest since Q2 '15*

SKILLED NURSING UNITS



900k
890k
880k
870k
1Q'08
3Q'08
1Q'09
3Q'09
1Q'10
3Q'10
1Q'11
3Q'11
1Q'12
3Q'12
1Q'13
3Q'13
1Q'14
3Q'14
1Q'15
3Q'15
1Q'16
3Q'16
1Q'17
3Q'17
1Q'18
3Q'18
1Q'19
3Q'19
1Q'20
3Q'20

- *Skilled nursing units in slow, steady decline*
- *Since 1Q '08, decreased by ~15k units, or 1.7%*

Sources: U.S. Census Bureau; Weldon Cooper Center for Public Service; NIC MAP® Data Service for Primary and Secondary Senior Housing markets

NATIONAL HEALTH INVESTORS

Challenged SNF Reimbursement Environment Emphasizes Operator Importance

SKILLED NURSING PAY RATES[1]



Medicare RPPD ($)
Managed Medicare RPPD ($)
Medicaid RPPD ($)
$600
$525
$450
$375
$300
$225
$150
$519 $523 $528 $521 $518 $519 $521 $519 $520 $518 $524 $523 $524 $520 $526 $521 $543
$518 $514 $514 $509 $506 $500 $494 $485 $477 $471 $471 $464 $460 $454 $446 $439 $441
$191 $192 $194 $195 $197 $200 $200 $202 $201 $204 $205 $207 $210 $212 $214 $217 $219
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20

Sources: NIC Skilled Nursing Data | [1] Quarters reflect three month average

NHI NATIONAL HEALTH INVESTORS

Conservative Approach to Capitalization

CAPITALIZATION STRUCTURE

($ in millions)	9/30/2020 Capitalization $	Wtd. Avg. Rate	Wtd. Avg. Maturity	Cumulative Multiple of Adj. EBITDA [1]
Cash and Equivalents [2]	$42			
$550M Revolver [2]	$331	1.35%	2 years	1.1x
Term Loans [3]	650	2.57%	3 years	3.2x
Private Placement Notes	400	4.15%	4 years	4.5x
Convertible Senior Notes due 2021	60	3.25%	0.5 years	4.7x
Total Unsecured Debt	**$1,441**			**4.7x**
Fannie Mae Term Loans	95	3.94%	5 years	5.0x
Subtotal	**$1,536**			**5.0x**
Note Discounts	(1)			
Unamortized Loan costs	(6)			
Total Debt	**$1,529**	2.83%		**5.0x**
Net Debt	**$1,487**			**4.8x**
Equity Market Capitalization [4]	$3,075			
Total Capitalization	**$4,604**			

[1] Based on Q3 2020 annualized adjusted EBITDA of: **$308**
[2] Pro forma for payoff of $42.7 million in HUD debt
[3] Assumes $100 million swapped at fixed rate of 2.97% and $300 million at 3.32%
[4] Assumes fully diluted shares outstanding of 44.7 million as of 11/2/2020 and a share price of $68.75 as of 12/16/2020

DEBT MATURITY SCHEDULE[1,2]

($ in millions)



Convertible Notes
Line of Credit 3
Term Loans3
Available Line of Credit
Secured Debt
Private Placement
$-
$710
60
219
331
100
$250
250
$475
300
175
$75
$146
96
50
$-
$100
$-
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

DEBT FIXED VS. VARIABLE



Unsecured, Fixed
56%
DEBT
35%
Unsecured, Variable
9%
Secured, Fixed

Source: Company filings and supplemental materials as of 9/30/2020
[1] Excludes impact of unamortized discounts and loan costs
[2] Pro forma for payoff of $42.7 million in HUD debt subsequent to September 30, 2020
[3] Line of credit and $100 million term loan can be extended by one year

NHI NATIONAL HEALTH INVESTORS

Conservative Approach to Capitalization

TOTAL DEBT TO GROSS ASSETS



38.2%
41.1%
39.1%
40.0%
40.5%
41.1%
2015
2016
2017
2018
2019
3Q 2020

NET DEBT TO ADJUSTED EBITDA[1]



4.2x
4.4x
4.2x
4.5x
4.7x
4.8x 2
2015
2016
2017
2018
2019
3Q 2020

SECURED DEBT TO GROSS ASSETS



5.1%
4.5%
4.8%
4.3%
3.9%
2.6% 3
2015
2016
2017
2018
2019
3Q 2020

FIXED CHARGE COVERAGE[4]



7.0x
6.4x
6.4x
6.0x
5.4x
6.3x
2015
2016
2017
2018
2019
3Q 2020

Source: Company filings and supplemental materials as of 9/30/2020

[1] Adjusted EBITDA includes the impact of non-cash share-based compensation
[2] Third quarter 2020 is based on annualized Adjusted EBITDA
[3] Pro forma for the pay-off of $42.7 million of HUD subsequent to September 30, 2020
[4] Fixed charges includes amortization of deferred financing charges and capitalized interest

Conservative Approach to Capitalization

SELECT FINANCIAL COVENANTS[1] & CREDIT RATINGS

Credit Facility	Requirement	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Leverage ratio	<= 60%	44 %	43 %	43 %	41 %	41 %
Unencumbered leverage ratio	<= 60%	48 %	48 %	48 %	42 %	42 %
Secured leverage ratio	<= 30%	4 %	4 %	4 %	4 %	4 %
Fixed charge coverage ratio	>= 1.75	5.68	5.49	5.27	5.24	5.58
Tangible net worth	$965MM + 75% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019
Leverage ratio	<= 60%	44 %	43 %	43 %	41 %	41 %
Unencumbered leverage ratio	<= 60%	48 %	48 %	48 %	42 %	42 %
Secured leverage ratio	<= 30%	4 %	4 %	4 %	4 %	4 %
Fixed charge coverage ratio	>= 2.00	4.98	4.86	4.67	4.62	4.89
Tangible net worth	$650MM + 85% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

Source: Company filings and supplemental materials as of 9/30/2020

[1] These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.

Financial Summary

Financial Policies

ACQUISITIONS AND INVESTMENTS	▪ Focused on expanding private pay senior housing properties with experienced tenants, long-term leases and stabilized occupancy ▪ Continue to selectively pursue skilled nursing opportunities with experienced operators ▪ Long term relationship-based approach to diversifying portfolio by asset class, operator and geography
DIVIDENDS	▪ NHI raised its dividend to $4.41 per share in 2020, up 5% year-over-year ▪ Target minimum 5.0% annual dividend growth and sustainable FFO payout ratio ▪ Must distribute at least 90% of annual REIT taxable income to maintain REIT status – Target a dividend of 100% or more of taxable income
LIQUIDITY	▪ Liquidity of ~$261 million as of 9/30/20, consisting of $219 million remaining on the unsecured revolving credit facility (pro forma for the HUD payoff) plus unrestricted cash of $42 million ▪ Target minimum 50% of revolver availability ▪ NHI has filed a universal shelf registration statement and installed a $500 million at-the-market ("ATM") equity offering program, both of which permit flexibility in managing NHI's capital structure and debt maturities
TARGET LEVERAGE	▪ Opportunistically lower leverage as NHI diversifies through acquisitions ▪ Target a 60/40 equity/debt funding mix ▪ Target 4.0x - 5.0x Net Debt to Adjusted Annualized EBITDA

3rd Quarter 2020 Financial Highlights

3rd QUARTER RESULTS

($ in millions, except per share)

	2020	2019	YEAR/YEAR CHANGE
Revenue [1]	$80.3	$80.1	0.3%
Adjusted EBITDA [2]	$77.0	$77.2	0.3%
Normalized FFO/Share [3]	$1.42	$1.42	0.0%
Normalized AFFO/Share [4]	$1.34	$1.32	1.5%

Source: Company filings and supplemental materials as of 9/30/2020

[1] Revenue excludes Escrow funds received from tenants in both periods

[2] Adjusted EBITDA includes consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items

[3] Normalized FFO excludes non-cash write-offs of straight-line rent receivables; presented on a diluted basis

[4] In addition to FFO adjustments, AFFO also excludes the impact of any straight-line rent revenue, amortization of the original issue discount (OID) on convertible senior notes & amortization of debt issuance costs

NHI NATIONAL HEALTH INVESTORS

2019 Financial Highlights

FULL YEAR RESULTS

($ in millions, except per share)

	2019	2018	YEAR/YEAR GROWTH
Revenue	$312 [1]	$295	6.0%
Adjusted EBITDA [2]	$298	$280	6.5%
Normalized FFO/Share [3]	$5.50	$5.46	0.7%
Normalized AFFO/Share [4]	$5.10	$5.04	1.2%

Source: Company filings and supplemental materials as of 9/30/2020

[1] Revenue excludes Escrow funds received from tenants

[2] Adjusted EBITDA includes consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items; does not include the impact of annualized adjustments

[3] Normalized FFO excludes non-cash write-offs of straight-line rent receivables; presented on a diluted basis

[4] In addition to FFO adjustments, AFFO also excludes the impact of any straight-line rent revenue, amortization of the original issue discount (OID) on convertible senior notes & amortization of debt issuance costs; presented on a diluted basis

NHI
NATIONAL HEALTH INVESTORS

Liquidity

NHI LIQUIDITY

($ in millions)



In 2019, NHI drew down ~$216M on its revolver to fund investments
$397
$5
$392
$332
$3
$329
$471
$5
$466
$255
$5
$250
$261
$42
$219
FYE 2016
FYE 2017
FYE 2018
FYE 2019
Q3 2020[1]
Unused Revolver
Unrestricted Cash

Total Revolver	$550	$550	$550	$550	$550
% Available	71%	60%	85%	46%	48%

Source: Company filings and supplemental materials as of 9/30/2020

[1] Pro forma for payoff of $42.7 million in HUD debt subsequent to September 30, 2020

COVID-19 Update

COVID-19 Update

Industry-Leading Response and Disclosure Around COVID-19 Impact on NHI and its Operators

- As of December 1, 2020, NHI had 526 confirmed active resident cases (approximately 2.1% of total capacity) of COVID-19 in its SNF and senior housing portfolio
- There were 216 confirmed Senior Housing resident cases (3.3 cases per average community)
- There were 310 confirmed SNF resident cases (5.8 cases per average community)
- NHI collected 96.2% of third quarter cash revenue, and 93.9% of fourth quarter cash revenue; the majority of uncollected rent for the third and fourth quarters has been deferred
- NHI operators are well-prepared to mitigate and contain the effects of COVID-19 given similar, albeit stricter, protocols used to contain the flu virus and other infectious diseases every year
- In some cases, NHI's skilled operators are accepting COVID-positive patients for treatment from hospitals
- NHI and its operators have implemented the following enhanced measures to mitigate the effects of COVID-19:
  - Monitoring of each operator's situation with regular update calls
  - Increasing labor pools as backup who are ready and prepared to work overtime hours as needed
  - Screening employees prior to shifts
  - Quarantining staff and residents early if suspected of being exposed to a contagion
  - Stockpiling necessary medical supplies
  - Enhancing sanitation protocols
  - Engaging in regular collaboration with the CDC, NIH and local health authorities
- Needs-Driven and Entrance Fee senior housing showing more resiliency than freestanding IL, though pace of occupancy declines has recently accelerated across the senior housing portfolio
- Extensive testing is leading to earlier detection, particularly of asymptomatic residents

Source: Company website, filings and supplemental materials as of 12/1/2020

Collections Stable; Occupancy Trends Show Pressure

Collections Under NHI's NNN Portfolio Remain Resilient



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0.5%
2.5%
96.9%
0.6%
4.2%
95.3%
0.6%
2.9%
96.5%
0.6%
1.6%
97.8%
0.9%
11.4%
87.8%
0.9%
2.8%
96.3%
JUL
AUG
SEP
OCT
NOV
DEC
Collected
Deferred
Other

- NHI agreed to defer $2.1 million of Bickford's 3Q20 rent in conjunction with the planned sale of nine communities.
- NHI further agreed to defer $3 million of Bickford's November rent and $750,000 for each of December and January.
- NHI agreed to defer $534,000 in 3Q20 rent, $538,000 in 4Q20 rent, and $447,000 in 1Q21 rent for another tenant.
- All other uncollected rents relate to NHI's Transitioning portfolio.

Occupancy Declines Continue at an Elevated Pace

	Mar-20	Apr-20	May-20	Jun-20	Jul-20	Aug-20	Sep-20	Oct-20	Nov-20
Senior Living Communities	80.5%	79.0%	79.2%	79.0%	79.2%	78.8%	78.9%	78.6%	77.1%
Bickford	84.7%	83.5%	82.2%	81.7%	81.7%	81.7%	81.8%	80.6%	79.5%
Holiday	86.7%	85.0%	83.2%	82.3%	80.7%	79.6%	78.5%	77.8%	77.0%

Source: Company filings and supplemental materials

COVID-19 Case Trends in the NHI Portfolio

NHI COVID-19 Trends Have Generally Followed Patterns in the United States


Active Resident Cases
0
100
200
300
400
500
600
700
% Facilities Infected
0%
10%
20%
30%
40%
50%
60%
70%
80%
3/3
3/10
3/17
3/24
3/31
4/7
4/14
4/21
4/28
5/5
5/12
5/19
5/26
6/2
6/9
6/16
6/23
6/30
7/7
7/14
7/21
7/28
8/4
8/11
8/18
8/25
9/1*
9/8
9/15*
9/22
9/29*
10/6
10/13*
10/20
10/27*
11/3
11/10*
11/17
11/24*
12/1
SH Active Resident Case #
SNF Active Resident Case #
% SH Fac. Infected
% SNF Fac. Infected
% All Facilities Infected
* interpolated weeks

COVID-19 Cases Per Community Limited Throughout the Pandemic

Average Cases per Community	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
Senior Housing	1.8	2.3	3.9	1.8	2.7	1.8	2.8	1.7	3.0	3.3
SNF	5.0	7.3	7.1	4.9	6.6	7.0	5.6	4.6	7.6	5.8
Total Portfolio	2.6	3.5	5.4	3.7	5.0	4.6	4.5	3.3	5.2	4.4

Source: COVID-19 cases are reported to NHI by our operators on a weekly or bi-weekly basis.

Unprecedented Government Support for NHI Operators

CARES Act Support for Skilled Nursing and Senior Housing

The federal government has provided skilled nursing facilities with significant support via the $2 trillion CARES Act stimulus package

- The Provider Relief Fund distributed $50 billion to eligible Medicare providers in Phase 1 and $15 billion to eligible Medicaid/CHIP providers in Phase 2
  - The amounts were based on 2019 reimbursements; skilled nursing providers received an estimated $1.5 billion
  - Providers were required to agree to use the funds for health care related expenses or lost revenues attributable to COVID-19
  - NHI's SNF operators have received funds under both phases including both Medicare and Medicaid funded operators
- September 1, 2020, the US Department of Health and Human Services (HHS) announced Assisted Living Facilities (ALFs) may now apply for funding under the Provider Relief Fund Phase 2
- The $660 billion Paycheck Protection program funded Small Business Administration loans up to 250% of a company's average payroll costs
  - Skilled nursing operators received a reported $165 million in small business loans under the program
  - Borrowers that received under $2 million in PPP loans will automatically be assumed to have acted in good faith and not targeted for audit
  - The majority of NHI's private pay operators have benefited from the PPP program with NNN lease structures proving crucial in the requests for funds as compared to SHOP structures
- The most focused skilled nursing relief has come via the distribution of ~$10 billion via two tranches directly to skilled nursing facilities in May and July
  - One $4.9 billion tranche was paid out in May and another $5 billion tranche was paid out in July

Broad Support for Skilled Nursing and Senior Housing

$4.9 Billion SNF Distribution - May

- May 22, 2020 – The US HHS begins releasing $4.9 billion in relief to SNFs
- The funds work to address the economic impact of COVID-19 on providers
- Each SNF received a distribution of $50k, plus a distribution of $2.5k per bed
- Certified SNFs with six or more beds are eligible for this targeted distribution
- Unlike the $50 billion relief provided to Medicare, operators do not need to have billed Medicare for any services in 2019 to receive the funds

$5.0 Billion SNF Distribution - July

- July 22, 2020 – The US HHS begins releasing $5.0 billion in relief to SNFs
- The funds can be used for critical needs, including the hiring of additional staff, increasing testing and providing technology support
- Nursing homes in higher risk areas were targeted to receive priority
  - Eligibility based on participation in online infection control training
  - The program focuses on control strategies and encourages telehealth

ALF Relief – September/October

- September 1, 2020 – The US HHS announces ALFs may now apply for funding from the Provider Relief Fund
- The funds will be distributed from the Phase 2 General Distribution Allocation
- Like other providers applying for Phase 2 funding, eligible ALFs will receive two percent of their annual revenue from patient care
- October 1, 2020 – HHS announces $20 billion in new funding under general distribution for eligible providers including AL providers

Source: Press releases and CMS

Appendix

Balance Sheets

($ in thousands except share and per share amounts)

	September 30, 2020	December 31, 2019
Assets	*(unaudited)*	
Real estate properties		
Land	$ 220,423	$ 213,617
Buildings and improvements	3,041,613	2,836,673
Construction in progress	2,528	24,556
	3,264,564	3,074,846
Less accumulated depreciation	(576,605)	(514,453)
Real estate properties, net	2,687,959	2,560,393
Mortgage and other notes receivable, net	287,282	340,143
Cash and cash equivalents	42,198	5,215
Straight-line rent receivable	92,418	86,044
Assets held for sale, net	-	18,420
Other assets	29,416	32,020
Total Assets	$ 3,139,273	$ 3,042,235
Liabilities and Stockholders' Equity		
Debt	$ 1,528,968	$ 1,440,465
Accounts payable and accrued expenses	32,144	26,313
Dividends payable	49,314	46,817
Lease deposit liabilities	10,638	10,638
Deferred income	14,207	19,750
Total Liabilities	1,635,271	1,543,983
Commitments and Contingencies		
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 and 60,000,000 shares authorized; 44,729,157 and 44,587,486 shares issued and outstanding, respectively	447	446
Capital in excess of par value	1,510,804	1,505,948
Cumulative dividends in excess of net income	(9,337)	(5,331)
Accumulated other comprehensive loss	(8,865)	(3,432)
Total National Health Investors Stockholders' Equity	1,493,049	1,497,631
Noncontrolling interests	10,953	621
Total Equity	1,504,002	1,498,252
Total Liabilities and Stockholders' Equity	$ 3,139,273	$ 3,042,235

Source: Company filings and supplemental materials

NATIONAL HEALTH INVESTORS

Statements of Income

($ in thousands except share and per share amounts)

Quarter Ended September 30,	2020	2019
Revenues	(unaudited)	(unaudited)
Rental income	$ 77,821	$ 75,247
Interest income and other	6,480	6,435
	84,301	81,682
Expenses		
Depreciation	20,836	19,695
Interest	12,892	14,661
Legal	241	40
Franchise, excise and other taxes	164	121
General and administrative	2,785	2,802
Taxes and insurance on leased properties	4,187	1,608
Loan and realty gains	(193)	-
	40,912	38,927
Loss from equity method investment	(728)	-
Net income	42,661	42,755
Less: net (income) loss attributable to noncontrolling interests	(66)	3
Net income attributable to common stockholders	$ 42,595	$ 42,758
Weighted average common shares outstanding:		
Basic	44,661,650	43,505,332
Diluted	44,662,403	43,861,089
Earnings per common share:		
Net income attributable to common stockholders - basic	$ 0.95	$ 0.98
Net income attributable to common stockholders - diluted	$ 0.95	$ 0.97

Source: Company filings and supplemental materials

NATIONAL HEALTH INVESTORS

FFO, AFFO & FAD

($ in thousands except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
Net income attributable to common stockholders	$ 42,595	$ 42,758	$ 147,986	$ 118,417
Elimination of certain non-cash items in net income:				
Depreciation	20,836	19,695	62,126	57,206
Depreciation related to noncontrolling interests	(210)	(22)	(567)	(30)
Gain on sale of real estate	-	-	(21,007)	-
Impairment of real estate	-	-	-	2,500
NAREIT FFO attributable to common stockholders	63,221	62,431	188,538	178,093
Normalizing items	-	-	380	-
Normalized FFO attributable to common stockholders	63,221	62,431	188,918	178,093
Straight-line lease revenue, net	(5,086)	(5,720)	(15,861)	(16,255)
Straight-line lease revenue, net, related to noncontrolling interests	29	6	81	8
Amortization of lease incentives	250	224	735	607
Amortization of original issue discount	102	197	303	584
Amortization of debt issuance costs	871	708	2,156	2,112
Equity method investment adjustments, net	568	-	617	-
Note receivable credit loss expense	(193)	-	1,002	-
Normalized AFFO attributable to common stockholders	59,762	57,846	177,951	165,149
Equity method investment capital expenditure	(105)	-	(315)	-
Equity method investment non-refundable fees received	156	-	330	-
Non-cash stock-based compensation	457	477	2,772	2,955
Normalized FAD attributable to common stockholders	$ 60,270	$ 58,323	$ 180,738	$ 168,104
BASIC				
Weighted average common shares outstanding	44,661,650	43,505,332	44,641,748	43,187,847
NAREIT FFO attributable to common stockholders per share	$ 1.42	$ 1.44	$ 4.22	$ 4.12
Normalized FFO attributable to common stockholders per share	$ 1.42	$ 1.44	$ 4.23	$ 4.12
Normalized AFFO attributable to common stockholders per share	$ 1.34	$ 1.33	$ 3.99	$ 3.82
DILUTED				
Weighted average common shares outstanding	44,662,403	43,861,089	44,643,514	43,494,714
NAREIT FFO attributable to common stockholders per share	$ 1.42	$ 1.42	$ 4.22	$ 4.09
Normalized FFO attributable to common stockholders per share	$ 1.42	$ 1.42	$ 4.23	$ 4.09
Normalized AFFO attributable to common stockholders per share	$ 1.34	$ 1.32	$ 3.99	$ 3.80
Payout ratios:				
Regular dividends per common share	$ 1.1025	$ 1.05	$ 3.3075	$ 3.15
Normalized FFO payout ratio per diluted common share	77.6 %	73.9 %	78.2 %	76.9 %
Normalized AFFO payout ratio per diluted common share	82.3 %	79.5 %	82.9 %	83.0 %

Source: Company filings and supplemental materials

FFO, AFFO & FAD

Years ended December 31, ($ in thousands except share and per share amounts)	2019	2018	2017	2016
Net income attributable to common stockholders	$ 160,456	$ 154,333	$ 159,365	$ 151,540
Elimination of certain non-cash items in net income:				
Depreciation	76,816	71,349	67,173	59,525
Depreciation related to noncontrolling interests	(52)	-	-	(927)
Gain on sale of real estate	-	-	(50)	(4,582)
Impairment of real estate	2,500	-	-	-
NAREIT FFO attributable to common stockholders	**$ 239,720**	**$ 225,682**	**$ 226,488**	**$ 205,556**
Normalizing items				
Gains on sales of marketable securities	-	-	(10,038)	(29,673)
Loss on convertible note retirement	823	738	2,214	-
Debt issuance costs	-	-	407	-
Ineffective portion of cash flow hedges	-	-	(353)	-
Non-cash write-off of straight-line rent receivable	-	3,701	-	9,456
Note receivable impairment	-	363	-	6,400
Recognition of unamortized note receivable commitment fees	-	(515)	(922)	(288)
Other	-	-	-	(768)
Normalized FFO attributable to common stockholders	**$ 240,543**	**$ 229,969**	**$ 217,796**	**$ 190,683**
Straight-line lease revenue, net	(22,084)	(21,736)	(26,090)	(22,198)
Straight-line lease revenue, net, related to noncontrolling interests	13	-	-	(4)
Amortization of lease incentives	845	387	119	40
Amortization of original issue discount	761	788	1,109	1,145
Amortization of debt issuance costs	2,805	2,526	2,483	2,368
Amortization of debt issuance costs related to non-controlling interest	-	-	-	(27)
Normalized AFFO attributable to common stockholders	**$ 222,883**	**$ 211,934**	**$ 195,417**	**$ 172,007**
Non-cash stock-based compensation	3,646	2,490	2,612	1,732
Normalized FAD attributable to common stockholders	**$ 226,529**	**$ 214,424**	**$ 198,029**	**$ 173,739**
BASIC				
Weighted average common shares outstanding	43,417,828	41,943,873	40,894,219	39,013,412
NAREIT FFO attributable to common stockholders per share	$ 5.52	$ 5.38	$ 5.54	$ 5.27
Normalized FFO attributable to common stockholders per share	$ 5.54	$ 5.48	$ 5.33	$ 4.89
Normalized AFFO attributable to common stockholders per share	$ 5.13	$ 5.05	$ 4.78	$ 4.41
DILUTED				
Weighted average common shares outstanding	43,703,248	42,091,731	41,151,453	39,155,380
NAREIT FFO attributable to common stockholders per share	$ 5.49	$ 5.36	$ 5.50	$ 5.25
Normalized FFO attributable to common stockholders per share	$ 5.50	$ 5.46	$ 5.29	$ 4.87
Normalized AFFO attributable to common stockholders per share	$ 5.10	$ 5.04	$ 4.75	$ 4.39
Payout ratios:				
Regular dividends per common share	$ 4.20	$ 4.00	$ 3.80	$ 3.60
Normalized FFO payout ratio per diluted common share	76.4%	73.3%	71.8%	73.9%
Normalized AFFO payout ratio per diluted common share	82.4%	79.4%	80.0%	82.0%

Source: Company filings and supplemental materials

NATIONAL HEALTH INVESTORS

Reconciliations

($ in thousands)

Adjusted EBITDA Reconciliation	Quarter Ended September 30, 2020	2019
Net income	$ 42,661	$ 42,755
Interest expense	12,892	14,661
Franchise, excise, and other taxes	164	121
Depreciation	20,836	19,695
NHI's share of EBITDA adjustments for unconsolidated entities	652	-
Note receivable credit loss expense	(193)	-
Adjusted EBITDA	$ 77,012	$ 77,232
Interest expense at contractual rates	$ 10,129	$ 14,308
Interest rate swap payments, net	1,778	(410)
Principal payments	308	590
Fixed Charges	$ 12,215	$ 14,488
Fixed Charge Coverage	6.3x	5.3x

Net Debt to Adjusted EBITDA	2020
Consolidated Total Debt	$ 1,528,968
Less cash and cash equivalents	(42,198)
Consolidated Net Debt	$ 1,486,770
Adjusted EBITDA	$ 77,012
Annualizing Adjustment	231,036
Annualized impact of recent investments	-
	$ 308,048
Consolidated Net Debt to Adjusted EBITDA	4.8x

Cash NOI	QTD 2020	QTD 2019	YTD 2020	YTD 2019
Rental income	$ 77,821	$ 75,247	$ 232,266	$ 218,777
Straight-line rent income	(5,086)	(5,720)	(15,481)	(16,255)
Taxes and insurance on leased properties	(4,007)	(1,608)	(7,190)	(4,205)
Amortization of lease incentives	250	224	735	607
Lease payments received from tenants	$ 68,978	$ 68,143	$ 210,330	$ 198,924
Interest income and other	6,480	6,435	19,306	17,109
Amortization of commitment fees and discounts	(156)	(134)	(610)	(394)
Cash NOI	$ 75,302	$ 74,444	$ 229,026	$ 215,639
Period over Period increase ($)	$ 858		$ 13,387	
Period over Period increase (%)	1.15 %		6.21 %	

Source: Company filings and supplemental materials

NHI NATIONAL HEALTH INVESTORS

Reconciliations

Adjusted EBITDA Reconciliation ($ in thousands)	Years ended December 31, 2019	2018	2017	2016	2015
Net income	$ 160,449	$ 154,333	$ 159,365	$ 152,716	$ 150,314
Interest expense	56,299	49,055	46,324	43,108	37,629
Franchise, excise, and other taxes	1,550	1,166	960	1,009	985
Depreciation	76,816	71,349	67,173	59,525	53,123
NHI's share of EBITDA adjustments for unconsolidated entities	-	-	-	-	-
Gain on sale of real estate	-	-	(50)	(4,582)	(1,126)
Impairment of real estate	2,500	-	-	-	-
Gains on sales of marketable securities	-	-	(10,038)	(29,673)	(23,529)
Loss on convertible note retirement	823	738	2,214	-	-
Non-cash write-off of straight-line rent receivable	-	3,701	-	9,456	-
Note receivable impairment	-	363	-	6,400	-
Recognition of unamortized note receivable commitment fees	-	(515)	(922)	(288)	-
Other	-	-	-	(1,211)	(1,198)
Adjusted EBITDA	$ 298,437	$ 280,190	$ 265,026	$ 236,460	$ 216,198
Interest expense at contractual rates	$ 53,923	$ 45,789	$ 40,385	$ 36,197	$ 30,094
Interest rate swap payments, net	1,187	1,062	794	768	743
Principal payments	$ 55,110	$ 46,851	$ 41,179	$ 36,965	$ 30,837
Fixed Charges					
Fixed Charge Coverage	5.4x	6.0x	6.4x	6.4x	7.0x

Net Debt to Adjusted EBITDA	2019	2018	2017	2016	2015
Consolidated Total Debt	$ 1,440,465	$ 1,281,675	$ 1,145,497	$ 1,115,981	$ 926,257
Less cash and cash equivalents	(5,215)	(4,659)	(3,063)	(4,832)	(13,286)
Consolidated Net Debt	$ 1,435,250	$ 1,277,016	$ 1,142,434	$ 1,111,149	$ 912,971
Adjusted EBITDA	$ 298,437	$ 280,190	$ 265,026	$ 236,460	$ 216,198
Annualized impact of recent investments	6,298	2,175	5,509	17,057	-
	$ 304,735	$ 282,365	$ 270,535	$ 253,517	$ 216,198
Consolidated Net Debt to Adjusted EBITDA	4.7x	4.5x	4.2x	4.4x	4.2x

Source: Company filings and supplemental materials

NHI NATIONAL HEALTH INVESTORS

Reconciliations

($ in thousands)

	Properties	Units / Sq. Ft.*	YTD GAAP Revenue	YTD Straight-Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	94	5,131	$ 59,343	$ 4,888	$ 54,455	$ 13,172	$ 67,627
Senior Living Campus	14	1,976	18,042	1,711	16,331	5,042	21,373
Total Senior Housing - Need Driven	108	7,107	77,385	6,599	70,786	18,214	89,000
Senior Housing - Discretionary							
Independent Living	32	3,703	35,305	5,480	29,825	9,895	39,720
Entrance-Fee Communities	11	2,707	45,022	3,169	41,853	15,060	56,913
Total Senior Housing - Discretionary	43	6,410	80,327	8,649	71,678	24,955	96,633
Total Senior Housing	151	13,517	157,712	15,248	142,464	43,169	185,633
Medical Facilities							
Skilled Nursing	72	9,433	60,891	741	60,150	21,139	81,289
Hospitals	3	207	5,701	(475)	6,176	2,149	8,325
Medical Office Buildings	2	88,517	500	1	499	168	667
Total Medical Facilities	77	9,640	67,092	267	66,825	23,456	90,281
Current Year Disposals			272	(34)	306	(306)	-
Total Leases	228	23,157	225,076	15,481	209,595	66,319	275,914
Escrow funds received from tenants			7,190		7,190	(7,190)	-
Total Rental Income			232,266		216,785	59,129	275,914
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	9	495	4,081		4,081	1,706	5,787
Senior Housing - Discretionary	2	714	10,102		10,102	4,156	14,258
Skilled Nursing	4	270	474		474	150	624
Other Notes Receivable			3,252		3,252	476	3,728
Total Mortgage and Other Notes	15	1,479	17,909		17,909	6,488	24,397
Current Year Note Payoffs			1,038		1,038	(1,038)	-
Investment and other income			359		359	(359)	-
Total Revenue			$ 251,572	$ 15,481	$ 236,091	$ 64,220	$ 300,311

Source: Company filings and supplemental materials

Reconciliations

($ in thousands)

Revenue	3Q 2020	YTD 2020	2019	2018	2017	2016	2015
Rental income	$ 68,728	$ 209,595	$ 266,300	$ 258,026	$ 239,079	$ 210,195	$ 189,824
Straight line rent	5,086	15,481	22,084	22,787	26,090	22,198	24,623
Escrow funds received from tenants	4,007	7,190	5,798	-	-	-	-
Total Rental income	77,821	232,266	294,182	280,813	265,169	232,393	214,447
Interest income and Other	6,480	19,306	23,899	13,799	13,490	16,107	14,541
Total Revenue	$ 84,301	$ 251,572	$ 318,081	$ 294,612	$ 278,659	$ 248,500	$ 228,988
Revenue excluding escrow funds received from tenants	$ 80,294	$ 244,382	$ 312,283	$ 294,612	$ 278,659	$ 248,500	$ 228,988
Annualized	321,176	325,843	NA	NA	NA	NA	NA

Balance Sheet	3Q 2020	2019	2018	2017	2016	2015
Total Debt	1,528,968	$ 1,440,465	$ 1,281,675	$ 1,145,497	$ 1,115,981	$ 914,443
Secured Debt [1]	95,444	137,844	138,950	140,012	122,438	123,119
Total Assets	3,139,273	3,042,235	2,750,570	2,545,821	2,403,633	2,133,218
Accumulated Depreciation	(576,605)	(514,453)	(451,483)	(380,202)	(313,080)	(259,059)
Gross Assets	3,715,878	3,556,688	3,202,053	2,926,023	2,716,713	2,392,277
Total Debt to Gross Assets	41.1%	40.5%	40.0%	39.1%	41.1%	38.2%
Secured Debt to Gross Assets	2.6%	3.9%	4.3%	4.8%	4.5%	5.1%

Source: Company filings and supplemental materials

[1] Excludes $42.7 million in HUD debt which was paid off subsequent to September 30, 2020

NHI
NATIONAL HEALTH INVESTORS

Portfolio Information

Tenant Purchase Options

($ in thousands)

Asset Type	Properties (#)	Lease Expiration	Year	Option Type	Current Cash Rent	% of Total[1]
MOB	1	February 2025	Open	A	$312	0.10 %
HOSP	1	March 2025	Open	B	2,016	0.67 %
HOSP	1	September 2027	2021	D	2,765	0.92 %
HOSP	1	June 2022	2022	A	3,544	1.18 %
SNF	7	August 2028	2025	C	3,638	1.21 %
SHO	2	May 2035	2027	B	5,234	1.74 %
SNF	1	September 2028	2028	C	472	0.16 %
						5.98 %

Option Type:

A. Greater of fixed base price or fair market value
B. Fixed base price plus a specified share on any appreciation
C. Fixed base price
D. Fixed capitalization rate on lease revenue

Lease Maturities [2]

	Properties (#)	SHO	SNF	Other	Total
2020	6	$2,239	-	$355	$2,594
2021	7	827	1,286	-	2,113
2022	4	829	-	3,544	4,373
2023	15	11,986	3,155	-	15,141
2024	13	12,452	-	-	12,452
2025	3	517	-	2,328	2,845
2026	35	1,360	32,887	-	34,247
2027	5	13,432	-	2,765	16,197
2028	13	6,968	4,111	-	11,079
2029	31	57,047	13,618	-	70,665
Thereafter	96	77,976	26,231	-	104,207

Source: Company filings and supplemental materials
[1] Based on annualized cash revenue of $300,311,000 for contracts in place at September 30, 2020
[2] Based on annualized cash rent and excludes leases that auto renew

NHI NATIONAL HEALTH INVESTORS